Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO
AMENDED & RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED & RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) with respect to the Amended & Restated Senior Secured Revolving Credit Agreement, dated as of May 6, 2019 (as amended by the Amendment No. 1 to Amended & Restated Senior Secured Revolving Credit Agreement, dated as of April 9, 2020, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of April 17, 2020, among SPECIAL VALUE CONTINUATION PARTNERS LLC, a Delaware limited liability company (the “Borrower”), 36TH STREET CAPITAL PARTNERS HOLDINGS, LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), STIFEL BANK & TRUST (the “New Extending Lender”) and ING CAPITAL LLC, as Administrative Agent and Collateral Agent.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, Stifel Bank & Trust, as a Non-Extending Lender under the Existing Credit Agreement, has requested to become an Extending Lender under the Credit Agreement; and

WHEREAS, in connection with the foregoing and pursuant to Section 9.02(b) of the Existing Credit Agreement, the parties hereto have agreed to amend certain provisions of the Existing Credit Agreement on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I          AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

1.1.          Schedule 1.01(b) to the Existing Credit Agreement is hereby amended to read as provided on Schedule 1.01(b) attached hereto as Annex A.

SECTION II  MISCELLANEOUS

2.1.           Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date (such date, the “Effective Date”) on which each of the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)        Documents. The Administrative Agent shall have received either (1) a counterpart of this Amendment signed on behalf of each of the Borrower and the New Extending Lender or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b)        Fees and Expenses.  The Borrower shall have paid in full to the Administrative Agent for the benefit of the New Extending Lender any extension fee due in connection with this Amendment on the Effective Date.

(c)        Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request.

2.2.           Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.3.           Payment of Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent (but excluding, for the avoidance of doubt, the allocated costs of internal counsel), in each case solely to the extent the Borrower is otherwise required to do so pursuant to Section 9.03 of the Credit Agreement.

2.4.            GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.5.          WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2

2.6.            Incorporation of Certain Provisions.  The provisions of Sections 9.01, 9.03, 9.07, 9.09, 9.12 and 9.13 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.7.           Effect of Amendment.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Existing Credit Agreement, the Guarantee and Security Agreement or any other Loan Document or an accord and satisfaction in regard thereto. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantor under the Existing Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.8.           Consent and Affirmation.  Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantor hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of Subsidiary Guarantors) and affirms its obligations under the Loan Documents and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

2.9.           Release.  Each of the Borrower and the other Obligors hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) in connection with the subject matter of this Amendment, and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof in connection with the subject

3

matter of this Amendment.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each of the Borrower and the other Obligors (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to in connection with the subject matter of this Amendment, or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent or any Lender contained herein.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SPECIAL VALUE CONTINUATION PARTNERS LLC, as Borrower

By:	BlackRock TCP Capital Corp.
Its: Sole Member

By:	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Director

36TH STREET CAPITAL PARTNERS HOLDINGS, LLC, as Subsidiary Guarantor

By:	Special Value Continuation Partners LLC
Its: Sole Member

By:	BlackRock TCP Capital Corp.
Its: Sole Member

By:	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Director

[Signature Page to the Amendment No. 2 to Revolving Credit Agreement]

ING CAPITAL LLC,
as Administrative Agent

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Director

[Signature Page to the Amendment No. 2 to Revolving Credit Agreement]

STIFEL BANK AND TRUST,
as a Lender

By:	/s/ Joseph L. Sooter, Jr
Name:	Joseph L. Sooter, Jr
Title:	Senior Vice President

[Signature Page to the Amendment No. 2 to Revolving Credit Agreement]

ANNEX A

See attached.

Schedule 1.01(b)

Commitments1

Lender	Multicurrency Commitment Amount	Dollar Commitment Amount	Total
Extending Lenders
ING Capital LLC	$67,700,000	$0	$67,700,000
State Street Bank and Trust Company	$50,000,000	$0	$50,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000	$0	$50,000,000
Customers Bank	$0	$30,000,000	$30,000,000
Bank of America	$22,500,000	$0	$22,500,000
City National Bank	$20,000,000	$0	$20,000,000
Stifel Bank & Trust	$0	$25,000,000	$25,000,000
Sub-Total Extending Lenders	$210,200,000	$55,000,000	$265,200,000
Non-Extending Lenders
Sub-Total Non-Extending Lenders	$0	$0	$0
Total	$210,200,000	$55,000,000	$265,200,000

1 Immediately after giving effect to that certain Amendment No. 2 to Amended & Restated Senior Secured Credit Agreement, dated as of April 17, 2020.